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                                                                    Exhibit 10.3

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                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                 AS THE BORROWER


                                       AND



                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                       AND


                               NATIONAL CITY BANK
                             AS ADMINISTRATIVE AGENT





                              ---------------------

                                 AMENDMENT NO. 1
                                   DATED AS OF
                                FEBRUARY 26, 1998

                                       TO

                                CREDIT AGREEMENT
                                   DATED AS OF
                                 JANUARY 2, 1998
                              ---------------------



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                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

             THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 26, 1998 ("THIS AMENDMENT"), among:

                      (I) ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio
             corporation (herein, together with its successors and assigns, the "BORROWER");

                      (II) the financial institutions listed on the signature
             pages hereof (the "LENDERS"); and

                      (III) NATIONAL CITY BANK, a national banking association,
             as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

             PRELIMINARY STATEMENTS:

             (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of January 2, 1998 (herein referred to as the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

             (2) The Borrower has requested the Lenders and the Administrative Agent to modify certain of the provisions of the Credit Agreement in order, among other things, to permit the Borrower to issue and sell up to $100,000,000 aggregate principal amount of its Senior Notes due 2008, and the Lenders and the Administrative Agent are willing to so modify the provisions of the Credit Agreement, all as more fully set forth below.

             NOW, THEREFORE, the parties hereby agree as follows:

             SECTION 1. AMENDMENTS.

             1.1. INDEBTEDNESS COVENANT. Effective on the Effective Date (as hereinafter defined),

                      (a) the Lenders consent to the incurrence by the Borrower
             of additional Indebtedness consisting of up to $100,000,000 aggregate principal amount of its Senior Notes due 2008 offered and sold as contemplated by the Company's offering memorandum relating thereto, as furnished by the Company to the Lenders prior to the execution and delivery hereof by any Lender; and

                      (b) in order to give full effect to the foregoing consent,
             Annex III to the Credit Agreement is amended by adding thereto a reference to such aggregate principal amount of the Company's Senior Notes due 2008.

             1.2. PRICING. The Borrower agrees that, effective on the Effective Date and continuing until changed in accordance with the terms of the Credit Agreement in connection with the delivery subsequent to the Effective Date of consolidated financial statements of the Company which reflect the issuance of the Borrower's Senior Notes due 2008 and demonstrate the basis for any change, the Applicable Eurocurrency Margin will be 175.00 basis points, the Applicable Prime Rate Margin will be 25.00 basis points and the

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Applicable Commitment Fee Rate will be 37.50 basis points. The Credit Agreement shall be deemed amended to take into account the preceding sentence, notwithstanding anything to the contrary contained in the Credit Agreement.

             SECTION 2. REPRESENTATIONS AND WARRANTIES.

             The Borrower represents and warrants as follows:

             2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

             2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

             2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

             2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.


             SECTION 3. EFFECTIVENESS.

             This Amendment shall become effective on and as of the date (the "EFFECTIVE DATE"), on or before March 31, 1998, on which the following conditions are satisfied:

                      (a) this Amendment shall have been executed by the
             Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                      (b) the Acknowledgment and Consent appended hereto shall
             have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                      (c) the Administrative Agent shall have been notified by
             all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and


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                      (d) the Borrower shall have completed the issuance and
             sale of its Senior Notes due 2008 as contemplated by the Company's offering memorandum relating thereto, as furnished by the Company to the Lenders prior to the execution and delivery hereof by any Lender, and the Borrower shall have notified the Administrative Agent that such issuance and sale have been completed.

The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

             4. SECTION RATIFICATIONS.

             The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


             5. SECTION MISCELLANEOUS.

             5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

             5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

             5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

             5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

             5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

             5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.


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             5.7. HEADINGS. The headings, captions and arrangements used in this
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

             5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

             5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.



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             IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                 ADVANCED LIGHTING TECHNOLOGIES, INC.


                                 By:/s/
                                       ----------------------------------------
                                          Chief Financial Officer & Treasurer

                                 NATIONAL CITY BANK,
                                     individually and as Administrative Agent


                                 By:/s/
                                       ----------------------------------------
                                                 Senior Vice President

                                 NBD BANK


                                 By:/s/
                                       ----------------------------------------
                                                 First Vice President

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:/s/
                                       ----------------------------------------
                                                    Vice President

                                 NATIONAL BANK OF CANADA,
                                    a Canadian Chartered Bank,
                                  Cleveland Representative Office


                                 By:/s/
                                       ----------------------------------------
                                                    Vice President





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                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

APL ENGINEERED MATERIALS, INC.                              LIGHTING RESOURCES INTERNATIONAL, INC.
VENTURE LIGHTING INTERNATIONAL, INC.                        BALLASTRONIX (DELAWARE), INC.
SPECIALTY DISCHARGE LIGHTING, INC.                          ADVANCED LIGHTING SYSTEMS, INC.
METAL HALIDE TECHNOLOGIES, INC.
THE LIGHT SOURCE, INC.
ENERGY-WISE LIGHTING, INC.                                  By: /s/
HID DIRECT, INC.                                                   -------------------------------------
BRIGHT IDEAS ADVERTISING AND DESIGN, INC.                            Louis S. Fisi, Secretary,
METAL HALIDE CONTROLS, INC.                                          on behalf of each of the above corporations
         a/k/a Current Industries, Inc.
HID RECYCLING, INC.
MICROSUN TECHNOLOGIES, INC.
ENERGY EFFICIENT PRODUCTS, INC.                             RUUD LIGHTING, INC.
BIO LIGHT, INC.
ADLT SERVICES, INC.
ADVANCED ACQUISITIONS, INC.                                 By:/s/
                                                                  ------------------------------------
                                                                     Alan J. Ruud, President

By: /s/
       ------------------------------------------
         Nicholas R. Sucic, Vice President,
         on behalf of each of the above corporations